UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2020 (July 27, 2020)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2020, the board of directors (the “Board”) of Summit Wireless Technologies, Inc. (the “Company”) adopted the Company’s 2020 Stock Incentive Plan (the “2020 Plan”) and the reservation of an aggregate of 650,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), authorized for issuance under the 2020 Plan, the adoption of which remains subject to stockholder approval. The 2020 Plan authorizes the grant of equity-based compensation to the Company’s senior managers, employees, directors, consultants, professionals and service providers in the form of stock options, restricted stock and restricted stock units (each, an “RSU” and collectively, the “RSUs”).

On July 27, 2020, the Company granted, subject to stockholder approval, an aggregate of 237,000 RSUs under the 2020 Plan (collectively the “2020 RSU Grants”) to the following executives officers of the Company: (i) to Brett Moyer, the Company’s President, Chief Executive Officer and Chairman of the Board, 145,000 RSUs; (ii) to George Oliva, the Company’s Chief Financial Officer, 61,000 RSUs; and (iii) to Gary Williams, the Company’s Chief Accounting Officer and VP of Finance, 31,000 RSUs.

Each of the 2020 RSU Grants are scheduled to vest on the first, second, and third anniversaries of August 15, 2020, so long as such executive officer remains in service of the Company on each such anniversary. Each RSU represents the right to receive one share of Common Stock under the 2020 Plan.

Notwithstanding the foregoing, the 2020 Plan will terminate if the Company does not obtain stockholder approval of the 2020 Plan within one year of its adoption by the Board and shares of Common Stock may not be issued pursuant to the 2020 RSU Grants until the Company’s stockholders approve the 2020 Plan and the 2020 RSU Grants. If stockholder approval of the 2020 Plan is not obtained within such period, such RSUs will automatically expire and terminate.

The above actions were unanimously approved by the Compensation Committee of the Board.

The foregoing description of the 2020 Plan is not complete and is qualified in its entirety by referral to the full text of the 2020 Plan, a copy of which will be filed with the Company’s Definitive Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2020	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer Title: Chief Executive Officer